UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23500

Natixis ETF Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2139

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

LSGR

Principal Listing Exchange: NYSE Arca, Inc.

Natixis Loomis Sayles Focused Growth ETF

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about Natixis Loomis Sayles Focused Growth ETF for the period of January 1, 2024 to December 31, 2024. You can find additional information (including tax information) about the Fund at im.natixis.com/funddocuments. You can also request the information by contacting us at (800) 225-5478 or by contacting your financial intermediary directly.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investmentFootnote Reference†
Natixis Loomis Sayles Focused Growth ETF	$70	0.59%
Footnote	Description
Footnote†	Annualized for periods less than one year (if applicable).

How did the fund perform last year and what affected its performance?

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, ours is a selective, high-conviction portfolio of typically 20-30 names.

Top Contributors to Performance

•The Fund’s positions in Nvidia, Meta Platforms, and Amazon.com contributed the most to performance.

•Stock selection in the information technology, consumer discretionary, communication services, and healthcare sectors, along with our allocations in the communication services, industrials, and consumer staples sectors, contributed positively to relative performance.

Top Detractors from Performance

•The Fund’s positions in Boeing, Monster Beverage, and Workday detracted the most from performance.

•Stock selection in the industrials, financials, and consumer staples sectors, along with our allocations in the healthcare, information technology, and financials sectors, detracted from relative performance.

Investment Activity

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period, we added to our existing holdings in Boeing, Disney, Monster Beverage, Regeneron, Starbucks, Tesla, and Vertex. We trimmed our positions in Meta Platforms, Microsoft, Netflix, and Nvidia to finance the purchases. We sold our position in Grail which we received as a spin-off from existing holding Illumina.

Fund Performance

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested. The tables do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. You cannot invest directly in an index.

Total Return Based on a Hypothetical $10,000 Investment

	Natixis Loomis Sayles Focused Growth ETF	S&P 500® Index	Russell 1000® Growth Index
06/2023	$10,132	$10,166	$10,179
07/2023	$10,552	$10,493	$10,522
08/2023	$10,516	$10,325	$10,428
09/2023	$9,828	$9,833	$9,860
10/2023	$9,612	$9,626	$9,720
11/2023	$10,724	$10,506	$10,780
12/2023	$11,231	$10,983	$11,257
01/2024	$11,635	$11,167	$11,538
02/2024	$12,628	$11,764	$12,325
03/2024	$12,820	$12,142	$12,542
04/2024	$12,008	$11,646	$12,010
05/2024	$12,624	$12,224	$12,729
06/2024	$13,584	$12,662	$13,587
07/2024	$13,420	$12,816	$13,356
08/2024	$13,628	$13,127	$13,634
09/2024	$14,160	$13,408	$14,021
10/2024	$14,324	$13,286	$13,974
11/2024	$15,393	$14,066	$14,881
12/2024	$15,524	$13,731	$15,012

Performance data shown represents past performance and is no guarantee of, and is not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For the most recent month-end performance, visit im.natixis.com/en-us/products/mutual-funds/price-and-performance.

Average Annual Total Returns (%)

AATR	1 Year	Since Inception 6/28/23
Natixis Loomis Sayles Focused Growth ETF	38.22%	33.82%
S&P 500® Index	25.02%	23.30%
Russell 1000® Growth Index	33.36%	30.61%

Effective May 1, 2024, in accordance with new regulations, the Fund’s primary broad-based index changed to the S&P 500® Index. The Fund will retain the Russell 1000 Growth Index as an additional benchmark for performance comparison.

Key Fund Statistics

Total Net Assets	$303,270,794
# of Portfolio Holdings (including overnight repurchase agreements)	22
Portfolio Turnover Rate	5%
Total Advisory Fees Paid (after waiver/reimbursement, if applicable)	$756,191

What did the Fund invest in? (% of Net Assets)

Industry Summary

Value	Value
Other investments less than 3% of net assetsFootnote Reference*	5.6%
Health Care Equipment & Supplies	3.1%
Beverages	3.5%
Aerospace & Defense	3.6%
Financial Services	4.1%
Biotechnology	5.9%
Entertainment	7.6%
Broadline Retail	8.1%
Automobiles	8.4%
Semiconductors & Semiconductor Equipment	13.2%
Interactive Media & Services	16.3%
Software	20.6%
Footnote	Description
Footnote*	Net of other assets less liabilities

Top Ten Holdings

NVIDIA Corp.	13.2%
Meta Platforms, Inc., Class A	8.8%
Tesla, Inc.	8.4%
Amazon.com, Inc.	8.1%
Alphabet, Inc., Class A	7.5%
Microsoft Corp.	5.0%
Netflix, Inc.	5.0%
Autodesk, Inc.	4.5%
Salesforce, Inc.	4.5%
Oracle Corp.	4.4%

Material Fund Changes

There were no material fund changes during the period.

There were no changes in or disagreements with Accountants during the period.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit im.natixis.com/funddocuments.

LSGR

Natixis Loomis Sayles Focused Growth ETF

Annual Shareholder Report

December 31, 2024

TFG99-1224

VNSE

Principal Listing Exchange: NYSE Arca, Inc.

Natixis Vaughan Nelson Select ETF

Annual Shareholder Report - December 31, 2024

This annual shareholder report contains important information about Natixis Vaughan Nelson Select ETF for the period of January 1, 2024 to December 31, 2024. You can find additional information (including tax information) about the Fund at im.natixis.com/funddocuments. You can also request the information by contacting us at (800) 225-5478 or by contacting your financial intermediary directly.

What were the fund costs for the last year? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investmentFootnote Reference†
Natixis Vaughan Nelson Select ETF	$84	0.80%
Footnote	Description
Footnote†	Annualized for periods less than one year (if applicable).

How did the fund perform last year and what affected its performance?

Explanation of Fund Performance

Top Contributors to Performance

•The only contributor to the fund’s 2024 performance was the portfolio's overweight position and selection in Consumer Discretionary led by DoorDash, Inc. Class A.

Top Detractors from Performance

•The largest detractor from the fund’s 2024 performance was security selection within Information Technology with Snowflake, Inc. Class A as the weakest name.

•Security selection within Health Care negatively impacted performance. DexCom, Inc. hindered the sector the most.

•Selection within Energy detracted from performance with Kosmos Energy Ltd.. being the weakest name.

As a result of buys and sells and market action, the portfolio is overweight Communication Services, Consumer Discretionary, Materials, Industrials, and Energy while underweight Consumer Staples, Financials, Utilities, Real Estate, Health Care, and Information Technology.

We continued to sell positions that we believe to be fully valued or that could face increased earnings pressure as we move into the late stages of this economic recovery and added to existing positions or established new positions that met our investment criteria.

We continue to position the portfolio into companies that have lower earnings variability, higher profitability, and stronger balance sheets than the broader investment universe, and where we can get these characteristics at similar valuation levels to the benchmark index. We still do not favor any single industry or sector and continue to look for the characteristics noted above across all industries.

Fund Performance

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested. The tables do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. You cannot invest directly in an index.

Total Return Based on a Hypothetical $10,000 Investment

	Natixis Vaughan Nelson Select ETF	S&P 500® Index
09/2020	$9,859	$9,892
10/2020	$9,642	$9,629
11/2020	$10,644	$10,683
12/2020	$11,037	$11,094
01/2021	$10,767	$10,982
02/2021	$11,435	$11,285
03/2021	$12,011	$11,779
04/2021	$12,506	$12,407
05/2021	$12,719	$12,494
06/2021	$13,134	$12,786
07/2021	$13,709	$13,089
08/2021	$14,233	$13,487
09/2021	$13,613	$12,860
10/2021	$14,816	$13,761
11/2021	$15,106	$13,666
12/2021	$15,407	$14,278
01/2022	$14,185	$13,539
02/2022	$13,963	$13,134
03/2022	$14,994	$13,622
04/2022	$13,676	$12,434
05/2022	$13,524	$12,457
06/2022	$12,642	$11,428
07/2022	$13,595	$12,482
08/2022	$13,060	$11,973
09/2022	$12,051	$10,870
10/2022	$12,663	$11,751
11/2022	$13,585	$12,407
12/2022	$12,851	$11,692
01/2023	$13,643	$12,427
02/2023	$13,280	$12,124
03/2023	$14,016	$12,569
04/2023	$14,322	$12,765
05/2023	$14,435	$12,821
06/2023	$14,925	$13,668
07/2023	$15,252	$14,107
08/2023	$15,099	$13,882
09/2023	$14,184	$13,220
10/2023	$13,684	$12,942
11/2023	$15,063	$14,124
12/2023	$15,739	$14,766
01/2024	$15,949	$15,014
02/2024	$17,152	$15,816
03/2024	$17,347	$16,325
04/2024	$16,006	$15,658
05/2024	$16,467	$16,434
06/2024	$16,831	$17,024
07/2024	$16,861	$17,231
08/2024	$17,117	$17,649
09/2024	$17,384	$18,026
10/2024	$17,061	$17,863
11/2024	$18,008	$18,911
12/2024	$17,348	$18,460

Performance data shown represents past performance and is no guarantee of, and is not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For the most recent month-end performance, visit im.natixis.com/en-us/products/mutual-funds/price-and-performance.

Average Annual Total Returns (%)

AATR	1 Year	Since Inception 9/16/20
Natixis Vaughan Nelson Select ETF	10.22%	13.70%
S&P 500® Index	25.02%	15.43%

Key Fund Statistics

Total Net Assets	$17,971,168
# of Portfolio Holdings (including overnight repurchase agreements)	30
Portfolio Turnover Rate	69%
Total Advisory Fees Paid (after waiver/reimbursement, if applicable)	$33,783

What did the Fund invest in? (% of Net Assets)

Industry Summary

Value	Value
Other investments less than 3% of net assetsFootnote Reference*	13.3%
Construction & Engineering	3.1%
Hotels, Restaurants & Leisure	3.2%
Specialty Retail	3.3%
Ground Transportation	3.7%
Pharmaceuticals	3.8%
Banks	3.8%
Oil, Gas & Consumable Fuels	4.0%
Capital Markets	4.3%
Entertainment	4.6%
Chemicals	5.0%
Broadline Retail	6.8%
Interactive Media & Services	8.8%
Software	14.0%
Semiconductors & Semiconductor Equipment	18.3%
Footnote	Description
Footnote*	Net of other assets less liabilities

Top Ten Holdings

NVIDIA Corp.	7.3%
Microsoft Corp.	6.9%
Amazon.com, Inc.	6.8%
Alphabet, Inc., Class A	5.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5.1%
Walt Disney Co.	4.6%
Intercontinental Exchange, Inc.	4.3%
ServiceNow, Inc.	4.1%
Monolithic Power Systems, Inc.	3.9%
JPMorgan Chase & Co.	3.8%

Material Fund Changes

There were no material fund changes during the period.

There were no changes in or disagreements with Accountants during the period.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit im.natixis.com/funddocuments.

VNSE

Natixis Vaughan Nelson Select ETF

Annual Shareholder Report

December 31, 2024

TVNSE99-1224

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Richard A. Goglia, Mr. James P. Palermo, Mr. Kirk A. Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/23- 12/31/23	1/1/24- 12/31/24	1/1/23- 12/31/23	1/1/24- 12/31/24	1/1/23- 12/31/23	1/1/24- 12/31/24	1/1/23- 12/31/23	1/1/24- 12/31/24
Natixis ETF Trust II	$108,197	$76,846	$9	$60	$43,300	$21,808	$—	$—

1.	Audit-related fees consist of:

2023 & 2024 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2023 & 2024 – review of the Registrant’s tax returns (2023 & 2024), liquidation services (2024), and consulting services related to ETF custom baskets (2024).

Aggregate fees billed to the Registrant for non-audit services during 2023 and 2024 were $43,309 and $21,868, respectively.

(e)(1) Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

(e)(2) None of the services described in each of Items 4 (b) through (d) were approved pursuant to de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, LLC (“Natixis Advisors”) and entities controlling, controlled by or under common control with Natixis Advisors. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	9/16/23- 12/31/23	1/1/24- 12/31/24	1/1/23- 12/31/23	1/1/24- 12/31/24	1/1/23- 12/31/23	1/1/24- 12/31/24
Control Affiliates	$—	$—	$17,898	$	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Advisors, and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/23-12/31/23	1/1/24-12/31/24
Control Affiliates	$289,793	$55,000

(h) The audit committee has considered and determined that the provisions of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) This registrant has a separately designated standing audit committee comprised of independent Trustees. Mr. Richard A. Goglia, Mr. James P. Palermo, Mr. Kirk A. Sykes and Ms. Cynthia L. Walker are members of the audit committee.

(b) Not Applicable

Item 6. Schedule of Investments.

The Schedule of Investments are incorporated by reference as part of the Financial Statements and Other Important Information for Open-End Management Investment Companies filed as Item 7 herewith.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) The Registrant’s Financial Statements are attached herewith.

(b) The Registrant’s Financial Highlights are attached herewith.

Annual Financial Statements and Other Important Information
December 31, 2024

Natixis Gateway Quality Income ETF
Natixis Loomis Sayles Focused Growth ETF
Natixis Vaughan Nelson Select ETF

Portfolio of Investments – as of December 31, 2024
Natixis Gateway Quality Income ETF

Shares	Description	Value (†)
Common Stocks — 89.5% of Net Assets
	Aerospace & Defense — 0.2%
661	Lockheed Martin Corp.	$321,206
	Air Freight & Logistics — 1.0%
5,529	C.H. Robinson Worldwide, Inc.	571,256
6,646	Expeditors International of Washington, Inc.	736,178
		1,307,434
	Automobiles — 1.9%
6,245	Tesla, Inc.(a)	2,521,981
	Banks — 1.6%
9,104	JPMorgan Chase & Co.	2,182,320
	Beverages — 0.1%
2,207	Monster Beverage Corp.(a)	116,000
	Biotechnology — 0.5%
1,283	AbbVie, Inc.	227,989
4,118	Incyte Corp.(a)	284,430
156	Regeneron Pharmaceuticals, Inc.(a)	111,124
		623,543
	Broadline Retail — 4.1%
24,929	Amazon.com, Inc.(a)	5,469,173
	Building Products — 0.7%
5,655	A.O. Smith Corp.	385,728
3,686	Builders FirstSource, Inc.(a)	526,840
		912,568
	Capital Markets — 0.1%
676	MarketAxess Holdings, Inc.	152,803
	Commercial Services & Supplies — 1.2%
6,303	Cintas Corp.	1,151,558
11,141	Rollins, Inc.	516,385
		1,667,943
	Communications Equipment — 0.4%
4,501	Arista Networks, Inc.(a)	497,496
	Consumer Staples Distribution & Retail — 6.4%
2,235	Costco Wholesale Corp.	2,047,864
31,301	Kroger Co.	1,914,056
10,982	Sysco Corp.	839,684
10,896	Target Corp.	1,472,921
24,443	Walmart, Inc.	2,208,425
		8,482,950
	Distributors — 0.3%
1,018	Pool Corp.	347,077
	Diversified Telecommunication Services — 0.9%
55,214	AT&T, Inc.	1,257,223
	Electrical Equipment — 0.3%
1,101	GE Vernova, Inc.	362,152
	Electronic Equipment, Instruments & Components — 0.5%
4,776	Jabil, Inc.	687,266
	Entertainment — 0.7%
490	Netflix, Inc.(a)	436,747
1,112	Spotify Technology SA(a)	497,486
		934,233
	Financial Services — 4.3%
3,438	Jack Henry & Associates, Inc.	602,682
6,447	Mastercard, Inc., Class A	3,394,797
5,709	Visa, Inc., Class A	1,804,272
		5,801,751
Shares	Description	Value (†)
	Food Products — 1.5%
20,973	Archer-Daniels-Midland Co.	$1,059,556
6,681	Bunge Global SA	519,514
6,363	Tyson Foods, Inc., Class A	365,491
		1,944,561
	Ground Transportation — 0.6%
1,009	J.B. Hunt Transport Services, Inc.	172,196
2,715	Old Dominion Freight Line, Inc.	478,926
1,691	Uber Technologies, Inc.(a)	102,001
		753,123
	Health Care Equipment & Supplies — 1.7%
902	Align Technology, Inc.(a)	188,076
3,377	IDEXX Laboratories, Inc.(a)	1,396,187
384	Intuitive Surgical, Inc.(a)	200,433
2,358	ResMed, Inc.	539,251
		2,323,947
	Health Care Providers & Services — 5.3%
11,500	Cardinal Health, Inc.	1,360,105
8,226	Cencora, Inc.	1,848,218
10,882	Centene Corp.(a)	659,232
2,001	Humana, Inc.	507,674
4,030	McKesson Corp.	2,296,737
1,329	Molina Healthcare, Inc.(a)	386,805
		7,058,771
	Hotels, Restaurants & Leisure — 1.6%
300	Booking Holdings, Inc.	1,490,526
1,649	Domino's Pizza, Inc.	692,184
		2,182,710
	Household Durables — 0.9%
145	NVR, Inc.(a)	1,185,940
	Household Products — 1.5%
3,759	Clorox Co.	610,499
8,138	Colgate-Palmolive Co.	739,826
5,107	Kimberly-Clark Corp.	669,221
		2,019,546
	Independent Power & Renewable Electricity Producers — 0.4%
4,048	Vistra Corp.	558,098
	Industrial Conglomerates — 0.6%
6,082	3M Co.	785,125
	Insurance — 2.5%
821	Allstate Corp.	158,281
1,181	Erie Indemnity Co., Class A	486,844
4,864	Progressive Corp.	1,165,463
12,325	Prudential Financial, Inc.	1,460,882
		3,271,470
	Interactive Media & Services — 7.6%
30,740	Alphabet, Inc., Class A	5,819,082
7,473	Meta Platforms, Inc., Class A	4,375,516
		10,194,598
	IT Services — 1.5%
3,926	Accenture PLC, Class A	1,381,127
2,121	Cognizant Technology Solutions Corp., Class A	163,105
508	EPAM Systems, Inc.(a)	118,781
592	Gartner, Inc.(a)	286,806
		1,949,819
See accompanying notes to financial statements.
1 |

Portfolio of Investments – as of December 31, 2024
Natixis Gateway Quality Income ETF (continued)
Shares	Description	Value (†)
	Machinery — 0.9%
645	Cummins, Inc.	$224,847
3,691	Illinois Tool Works, Inc.	935,890
		1,160,737
	Metals & Mining — 0.4%
792	Nucor Corp.	92,434
3,857	Steel Dynamics, Inc.	439,968
		532,402
	Oil, Gas & Consumable Fuels — 2.8%
6,477	EOG Resources, Inc.	793,951
2,879	Exxon Mobil Corp.	309,694
4,191	Marathon Petroleum Corp.	584,644
5,924	Phillips 66	674,921
11,086	Valero Energy Corp.	1,359,033
		3,722,243
	Passenger Airlines — 0.2%
6,035	Southwest Airlines Co.	202,896
1,297	United Airlines Holdings, Inc.(a)	125,939
		328,835
	Pharmaceuticals — 1.8%
1,410	Eli Lilly & Co.	1,088,520
3,279	Johnson & Johnson	474,209
8,763	Merck & Co., Inc.	871,743
		2,434,472
	Semiconductors & Semiconductor Equipment — 10.1%
5,710	Applied Materials, Inc.	928,617
6,977	Broadcom, Inc.	1,617,548
219	KLA Corp.	137,996
7,090	Lam Research Corp.	512,111
843	Monolithic Power Systems, Inc.	498,803
64,270	NVIDIA Corp.	8,630,818
4,822	QUALCOMM, Inc.	740,756
2,786	Teradyne, Inc.	350,813
		13,417,462
	Software — 8.7%
1,829	Adobe, Inc.(a)	813,320
399	Cadence Design Systems, Inc.(a)	119,884
677	CrowdStrike Holdings, Inc., Class A(a)	231,642
13,911	Fortinet, Inc.(a)	1,314,311
18,933	Microsoft Corp.	7,980,259
811	Palo Alto Networks, Inc.(a)	147,570
363	Salesforce, Inc.	121,362
761	ServiceNow, Inc.(a)	806,751
		11,535,099
	Specialty Retail — 3.2%
9,244	Best Buy Co., Inc.	793,135
4,783	Home Depot, Inc.	1,860,539
7,208	TJX Cos., Inc.	870,799
1,814	Ulta Beauty, Inc.(a)	788,963
		4,313,436
	Technology Hardware, Storage & Peripherals — 7.7%
39,700	Apple, Inc.	9,941,674
2,459	NetApp, Inc.	285,441
		10,227,115
Shares	Description	Value (†)
	Textiles, Apparel & Luxury Goods — 1.7%
5,283	Deckers Outdoor Corp.(a)	$1,072,924
3,141	Lululemon Athletica, Inc.(a)	1,201,150
		2,274,074
	Trading Companies & Distributors — 1.1%
12,125	Fastenal Co.	871,909
605	W.W. Grainger, Inc.	637,700
		1,509,609
	Total Common Stocks (Identified Cost $110,124,216)	119,328,311

Principal Amount
Equity-Linked Notes — 10.3%
$2,855,888	BNP Paribas Insurance BV, (S&P 500 Index), 72.100%, 1/24/2025(b)	2,891,495
3,417,168	BNP Paribas Insurance BV, (S&P 500 Index), 85.800%, 1/31/2025(b)	3,511,600
2,698,246	Morgan Stanley Finance LLC, (S&P 500 Index), 60.010%, 1/10/2025(b)	2,665,740
2,721,744	UBS AG, (S&P 500 Index), 67.340%, 1/17/2025(b)	2,725,085
1,890,221	UBS AG, (S&P 500 Index), 83.500%, 2/07/2025(b)	1,900,179
	Total Equity-Linked Notes (Identified Cost $13,583,268)	13,694,099

Short-Term Investments — 0.1%
107,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2024 at 2.500% to be repurchased at $107,015 on 1/02/2025 collateralized by $107,800 U.S. Treasury Note, 4.125% due 2/15/2027 valued at $109,164 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $107,000)	107,000
	Total Investments — 99.9% (Identified Cost $123,814,484)	133,129,410
	Other assets less liabilities — 0.1%	168,937
	Net Assets — 100.0%	$133,298,347

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.
(b)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2024, the value of
Rule 144A holdings amounted to $13,694,099 or 10.3% of net assets.

See accompanying notes to financial statements.
| 2

Portfolio of Investments – as of December 31, 2024
Natixis Gateway Quality Income ETF (continued)
Industry Summary at December 31, 2024
Semiconductors & Semiconductor Equipment	10.1%
Software	8.7
Technology Hardware, Storage & Peripherals	7.7
Interactive Media & Services	7.6
Consumer Staples Distribution & Retail	6.4
Health Care Providers & Services	5.3
Financial Services	4.3
Broadline Retail	4.1
Specialty Retail	3.2
Oil, Gas & Consumable Fuels	2.8
Insurance	2.5
Other Investments, less than 2% each	26.8
Equity-Linked Notes	10.3
Short-Term Investments	0.1
Total Investments	99.9
Other assets less liabilities	0.1
Net Assets	100.0%
See accompanying notes to financial statements.
3 |

Portfolio of Investments – as of December 31, 2024
Natixis Loomis Sayles Focused Growth ETF

Shares	Description	Value (†)
Common Stocks — 99.9% of Net Assets
	Aerospace & Defense — 3.6%
61,665	Boeing Co.(a)	$10,914,705
	Automobiles — 8.4%
62,969	Tesla, Inc.(a)	25,429,401
	Beverages — 3.5%
202,474	Monster Beverage Corp.(a)	10,642,033
	Biotechnology — 5.9%
7,692	Regeneron Pharmaceuticals, Inc.(a)	5,479,242
30,824	Vertex Pharmaceuticals, Inc.(a)	12,412,825
		17,892,067
	Broadline Retail — 8.1%
111,297	Amazon.com, Inc.(a)	24,417,449
	Capital Markets — 2.4%
15,192	FactSet Research Systems, Inc.	7,296,414
	Entertainment — 7.6%
16,861	Netflix, Inc.(a)	15,028,547
71,529	Walt Disney Co.	7,964,754
		22,993,301
	Financial Services — 4.1%
39,568	Visa, Inc., Class A	12,505,071
	Health Care Equipment & Supplies — 3.1%
18,075	Intuitive Surgical, Inc.(a)	9,434,427
	Hotels, Restaurants & Leisure — 1.8%
58,896	Starbucks Corp.	5,374,260
	Interactive Media & Services — 16.3%
120,705	Alphabet, Inc., Class A	22,849,457
45,342	Meta Platforms, Inc., Class A	26,548,194
		49,397,651
	Life Sciences Tools & Services — 1.3%
29,737	Illumina, Inc.(a)	3,973,755
	Semiconductors & Semiconductor Equipment — 13.2%
298,700	NVIDIA Corp.	40,112,423
	Software — 20.6%
46,088	Autodesk, Inc.(a)	13,622,230
35,740	Microsoft Corp.	15,064,410
80,644	Oracle Corp.	13,438,516
40,693	Salesforce, Inc.	13,604,891
25,787	Workday, Inc., Class A(a)	6,653,820
		62,383,867
	Total Common Stocks (Identified Cost $253,336,454)	302,766,824

Principal Amount	Description	Value (†)
Short-Term Investments — 0.3%
$970,003	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2024 at 2.500% to be repurchased at $970,138 on 1/02/2025 collateralized by $977,200 U.S. Treasury Note, 4.125% due 2/15/2027 valued at $989,503 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $970,003)	$970,003
	Total Investments — 100.2% (Identified Cost $254,306,457)	303,736,827
	Other assets less liabilities — (0.2)%	(466,033)
	Net Assets — 100.0%	$303,270,794

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.
Industry Summary at December 31, 2024
Software	20.6%
Interactive Media & Services	16.3
Semiconductors & Semiconductor Equipment	13.2
Automobiles	8.4
Broadline Retail	8.1
Entertainment	7.6
Biotechnology	5.9
Financial Services	4.1
Aerospace & Defense	3.6
Beverages	3.5
Health Care Equipment & Supplies	3.1
Capital Markets	2.4
Other Investments, less than 2% each	3.1
Short-Term Investments	0.3
Total Investments	100.2
Other assets less liabilities	(0.2)
Net Assets	100.0%
See accompanying notes to financial statements.
| 4

Portfolio of Investments – as of December 31, 2024
Natixis Vaughan Nelson Select ETF

Shares	Description	Value (†)
Common Stocks — 99.3% of Net Assets
	Banks — 3.8%
2,844	JPMorgan Chase & Co.	$681,735
	Beverages — 1.0%
140	Coca-Cola Consolidated, Inc.	176,399
	Broadline Retail — 6.8%
5,592	Amazon.com, Inc.(a)	1,226,829
	Capital Markets — 4.3%
5,146	Intercontinental Exchange, Inc.	766,805
	Chemicals — 5.0%
10,031	Corteva, Inc.	571,366
973	Sherwin-Williams Co.	330,752
		902,118
	Construction & Engineering — 3.1%
1,293	Comfort Systems USA, Inc.	548,310
	Electrical Equipment — 2.9%
1,586	Eaton Corp. PLC	526,346
	Entertainment — 4.6%
7,344	Walt Disney Co.	817,754
	Financial Services — 1.0%
402	Berkshire Hathaway, Inc., Class B(a)	182,219
	Ground Transportation — 3.7%
1,470	Saia, Inc.(a)	669,923
	Health Care Equipment & Supplies — 1.9%
1,533	Becton Dickinson & Co.	347,792
	Hotels, Restaurants & Leisure — 3.2%
3,430	DoorDash, Inc., Class A(a)	575,382
	Household Durables — 1.8%
1,041	TopBuild Corp.(a)	324,105
	Interactive Media & Services — 8.8%
4,987	Alphabet, Inc., Class A	944,039
1,085	Meta Platforms, Inc., Class A	635,278
		1,579,317
	Life Sciences Tools & Services — 2.7%
2,108	Danaher Corp.	483,891
	Mortgage Real Estate Investment Trusts (REITs) — 1.3%
26,301	AGNC Investment Corp.	242,232
	Oil, Gas & Consumable Fuels — 4.0%
4,708	Expand Energy Corp.	468,682
72,003	Kosmos Energy Ltd.(a)	246,250
		714,932
	Pharmaceuticals — 3.8%
4,164	Zoetis, Inc.	678,441
	Semiconductors & Semiconductor Equipment — 18.3%
1,195	Monolithic Power Systems, Inc.	707,082
9,832	NVIDIA Corp.	1,320,339
5,505	ON Semiconductor Corp.(a)	347,090
4,642	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	916,749
		3,291,260
	Software — 14.0%
854	Intuit, Inc.	536,739
2,951	Microsoft Corp.	1,243,846
696	ServiceNow, Inc.(a)	737,844
		2,518,429
Shares	Description	Value (†)
	Specialty Retail — 3.3%
498	O'Reilly Automotive, Inc.(a)	$590,528
	Total Common Stocks (Identified Cost $15,493,794)	17,844,747

Principal Amount
Short-Term Investments — 1.3%
$242,282	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2024 at 2.500% to be repurchased at $242,316 on 1/02/2025 collateralized by $244,100 U.S. Treasury Note, 4.125% due 2/15/2027 valued at $247,193 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $242,282)	242,282
	Total Investments — 100.6% (Identified Cost $15,736,076)	18,087,029
	Other assets less liabilities — (0.6)%	(115,861)
	Net Assets — 100.0%	$17,971,168

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR
An American Depositary Receipt is a certificate issued by a
custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the
United States.

REITs	Real Estate Investment Trusts
Industry Summary at December 31, 2024
Semiconductors & Semiconductor Equipment	18.3%
Software	14.0
Interactive Media & Services	8.8
Broadline Retail	6.8
Chemicals	5.0
Entertainment	4.6
Capital Markets	4.3
Oil, Gas & Consumable Fuels	4.0
Banks	3.8
Pharmaceuticals	3.8
Ground Transportation	3.7
Specialty Retail	3.3
Hotels, Restaurants & Leisure	3.2
Construction & Engineering	3.1
Electrical Equipment	2.9
Life Sciences Tools & Services	2.7
Other Investments, less than 2% each	7.0
Short-Term Investments	1.3
Total Investments	100.6
Other assets less liabilities	(0.6)
Net Assets	100.0%
See accompanying notes to financial statements.
5 |

Statements of Assets and Liabilities
December 31, 2024

	Natixis Gateway Quality Income ETF	Natixis Loomis Sayles Focused Growth ETF	Natixis Vaughan Nelson Select ETF
ASSETS
Investments at cost	$123,814,484	$254,306,457	$15,736,076
Net unrealized appreciation	9,314,926	49,430,370	2,350,953
Investments at value	133,129,410	303,736,827	18,087,029
Cash	893	—	—
Receivable for Fund shares sold	—	1,550,981	—
Receivable from investment adviser (Note 5)	—	—	10,407
Receivable for securities sold	1,813,431	5,488,597	673,656
Dividends and interest receivable	436,360	51,027	11,710
Prepaid expenses	612	612	612
TOTAL ASSETS	135,380,706	310,828,044	18,783,414
LIABILITIES
Payable for securities purchased	1,890,221	7,302,496	—
Payable for Fund shares redeemed	—	—	677,646
Management fees payable (Note 5)	10,692	121,480	—
Deferred Trustees’ fees (Note 5)	59,971	8,844	38,448
Administrative fees payable (Note 5)	5,059	11,225	714
Audit and tax services fees payable	50,344	47,133	47,121
Other accounts payable and accrued expenses	66,072	66,072	48,317
TOTAL LIABILITIES	2,082,359	7,557,250	812,246
COMMITMENTS AND CONTINGENCIES(a)	—	—	—
NET ASSETS	$133,298,347	$303,270,794	$17,971,168
NET ASSETS CONSIST OF:
Paid-in capital	$136,128,766	$253,779,151	$17,900,037
Accumulated earnings (loss)	(2,830,419)	49,491,643	71,131
NET ASSETS	$133,298,347	$303,270,794	$17,971,168
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Net assets	$133,298,347	$303,270,794	$17,971,168
Shares of beneficial interest	2,450,000	7,820,000	530,400
Net asset value, offering and redemption price per share	$54.41	$38.78	$33.88

(a)	As disclosed in the Notes to Financial Statements, if applicable.
See accompanying notes to financial statements.
| 6

Statements of Operations
For the Year Ended December 31, 2024

	Natixis Gateway Quality Income ETF	Natixis Loomis Sayles Focused Growth ETF	Natixis Vaughan Nelson Select ETF
INVESTMENT INCOME
Interest	$7,380,897	$20,948	$20,508
Dividends	911,673	570,480	165,163
Less net foreign taxes withheld	—	—	(634)
	8,292,570	591,428	185,037
Expenses
Management fees (Note 5)	232,913	905,035	201,211
Administrative fees (Note 5)	42,773	79,399	12,784
Trustees' fees and expenses (Note 5)	23,227	24,364	23,546
Transfer agent fees and expenses (Notes 5 and 6)	15,600	15,600	15,600
Audit and tax services fees	47,869	47,189	47,130
Custodian fees and expenses (Note 6)	36,845	19,120	19,153
Legal fees	29,541	23,398	12,694
Registration fees	12,485	34,944	—
Regulatory filing fees (Note 6)	13,000	13,000	13,000
Shareholder reporting expenses (Note 6)	41,680	22,931	30,330
Miscellaneous expenses	26,063	31,805	21,935
Total expenses	521,996	1,216,785	397,383
Less waiver and/or expense reimbursement (Note 5)	(192,017)	(148,844)	(167,428)
Net expenses	329,979	1,067,941	229,955
Net investment income (loss)	7,962,591	(476,513)	(44,918)
Net realized and unrealized gain (loss) on Investments
Net realized gain (loss) on:
Investments	(3,274,218)	556,781	4,520,322
Net change in unrealized appreciation (depreciation) on:
Investments	8,643,954	48,783,600	(1,679,367)
Net realized and unrealized gain on Investments	5,369,736	49,340,381	2,840,955
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,332,327	$48,863,868	$2,796,037
See accompanying notes to financial statements.
7 |

Statements of Changes in Net Assets

	Natixis Gateway Quality Income ETF		Natixis Loomis Sayles Focused Growth ETF
	Year Ended December 31,2024	Period Ended December 31,2023(a)	Year Ended December 31,2024	Period Ended December 31,2023(b)
FROM OPERATIONS:
Net investment income (loss)	$7,962,591	$124,678	$(476,513)	$(8,543)
Net realized gain (loss) on investments	(3,274,218)	(553)	556,781	8,731
Net change in unrealized appreciation on investments	8,643,954	670,972	48,783,600	646,770
Net increase in net assets resulting from operations	13,332,327	795,097	48,863,868	646,958
FROM DISTRIBUTIONS TO SHAREHOLDERS:
	(7,959,690)	(126,036)	(230,769)	(1,785)
NET INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 9)	86,756,649	40,500,000	248,742,522	5,250,000
Net increase in net assets	92,129,286	41,169,061	297,375,621	5,895,173
NET ASSETS
Beginning of the year	41,169,061	—	5,895,173	—
End of the year	$133,298,347	$41,169,061	$303,270,794	$5,895,173

(a)	From commencement of operations on December 12, 2023 through December 31, 2023.
(b)	From commencement of operations on June 28, 2023 through December 31, 2023.
See accompanying notes to financial statements.
| 8

Statements of Changes in Net Assets (continued)

	Natixis Vaughan Nelson Select ETF
	Year Ended December 31,2024	Year Ended December 31,2023
FROM OPERATIONS:
Net investment income (loss)	$(44,918)	$63,023
Net realized gain on investments	4,520,322	383,763
Net change in unrealized appreciation (depreciation) on investments	(1,679,367)	4,426,530
Net increase in net assets resulting from operations	2,796,037	4,873,316
FROM DISTRIBUTIONS TO SHAREHOLDERS:
	(1,633)	(65,857)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 9)	(16,806,772)	15,344,668
Net increase (decrease) in net assets	(14,012,368)	20,152,127
NET ASSETS
Beginning of the year	31,983,536	11,831,409
End of the year	$17,971,168	$31,983,536
See accompanying notes to financial statements.
9 |

Financial Highlights
For a share outstanding throughout each period.

	Natixis Gateway Quality Income ETF
	Year Ended December 31, 2024	Period Ended December 31, 2023*
Net asset value, beginning of the year	$50.83	$50.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	4.37	0.15 (b)
Net realized and unrealized gain	3.43	0.84
Total from Investment Operations	7.80	0.99
LESS DISTRIBUTIONS FROM:
Net investment income	(4.22)	(0.16)
Net asset value, end of the year	$54.41	$50.83
Total return(c)	15.88%	1.97%(b)(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$133,298	$41,169
Net expenses(e)	0.34%	0.34%(f)
Gross expenses	0.54%	2.30%(f)
Net investment income	8.20%	5.83%(b)(f)
Portfolio turnover rate(g)	43%	0%

*	From commencement of operations on December 12, 2023 through December 31, 2023.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.13, total return would have been 1.91% and the ratio of net investment income to average net assets would have been 4.92%.

(c)
Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Portfolio turnover rate excludes securities received or delivered from in–kind processing of creations or redemptions.
See accompanying notes to financial statements.
| 10

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Loomis Sayles Focused Growth ETF
	Year Ended December 31, 2024	Period Ended December 31, 2023*
Net asset value, beginning of the year	$28.07	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.04)
Net realized and unrealized gain	10.83	3.12
Total from Investment Operations	10.74	3.08
LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.03)	(0.01)
Net asset value, end of the year	$38.78	$28.07
Total return(b)	38.22%	12.31%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$303,271	$5,895
Net expenses(d)	0.59%	0.59%(e)
Gross expenses	0.67%	3.97%(e)
Net investment loss	(0.26)%	(0.31)%(e)
Portfolio turnover rate(f)	5%	4%

*	From commencement of operations on June 28, 2023 through December 31, 2023.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)
Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Portfolio turnover rate excludes securities received or delivered from in–kind processing of creations or redemptions.
See accompanying notes to financial statements.
11 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Natixis Vaughan Nelson Select ETF
	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net asset value, beginning of the year	$30.74	$25.15	$32.01	$27.42	$24.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)	0.07	0.09	0.21 (b)	0.02
Net realized and unrealized gain (loss)	3.19	5.58	(5.19)	10.68	2.56
Total from Investment Operations	3.14	5.65	(5.10)	10.89	2.58
LESS DISTRIBUTIONS FROM:
Net investment income	(0.00)(c)	(0.06)	(0.08)	(0.29)	(0.02)
Net realized capital gains	—	—	(1.68)	(6.01)	—
Total Distributions	(0.00)	(0.06)	(1.76)	(6.30)	(0.02)
Net asset value, end of the year	$33.88	$30.74	$25.15	$32.01	$27.42
Total return(d)	10.22%	22.48%	(16.59)%	39.60%(b)	10.37%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$17,971	$31,984	$11,831	$6,415	$6,043
Net expenses(f)	0.80%	0.80%	0.80%	0.83%(g)	0.85%(h)
Gross expenses	1.38%	1.44%	2.57%	3.08%	4.95%(h)
Net investment income (loss)	(0.16)%	0.25%	0.35%	0.65%(b)	0.24%(h)
Portfolio turnover rate(i)	69%	47%	55%	88%	16%

*	From commencement of operations on September 16, 2020 through December 31, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02, total return would have been 38.99% and the ratio of net investment income to average net assets would have been 0.07%.

(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is calculated at net asset value assuming reinvestment of dividends and capital gains, if any. Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.

(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2021, the expense limit decreased from 0.85% to 0.80%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Portfolio turnover rate excludes securities received or delivered from in–kind processing of creations or redemptions.
See accompanying notes to financial statements.
| 12

Notes to Financial Statements
December 31, 2024
1.Organization. Natixis ETF Trust and Natixis ETF Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of beneficial interest of the Funds. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and traded on other exchanges. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:
Natixis ETF Trust:
Natixis Gateway Quality Income ETF ("Quality Income ETF")
Natixis ETF Trust II:
Natixis Loomis Sayles Focused Growth ETF (“Focused Growth ETF”)
Natixis Vaughan Nelson Select ETF (“Select ETF”)
Quality Income ETF is a diversified investment company. Focused Growth ETF and Select ETF are non-diversified investment companies.
The Funds issue and redeem shares on a continuous basis through ALPS Distributors, Inc. (“ALPS”). Each Fund may pay ALPS, an unaffiliated distributor, fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Currently, no Rule 12b-1
fees are charged. Future payments may be made under the 12b-1 Plan without further shareholder approval.
Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway
Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and the Trusts.
2.Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund operates as a single segment entity, focusing on investments in a portfolio of securities. Each Fund's named investment adviser acts as chief operating decision maker ("CODM") regarding allocation of resources and performance assessment. Financial information including, but not limited to, portfolio composition, net asset changes and total returns, is used by the CODM to assess performance and to make resource allocation decisions and is consistent with that presented within the financial statements. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds' financial statements.
a. Valuation. Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at NAV per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Equity-linked notes are fair valued by the counterparty. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a
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Notes to Financial Statements (continued)
December 31, 2024
declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s NAV is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
b. Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with pay down provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.
c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon the World Market or “WM11” foreign exchange rates supplied by an independent pricing service. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.
The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.
d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986 ("IRC"), as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2024 and has concluded that no provisions for income tax are required. The Funds' federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.
A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to
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Notes to Financial Statements (continued)
December 31, 2024
be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.
e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions in excess of income and/or capital gain, return of capital distributions received, capital gain distribution received, redemptions in-kind, deferred Trustees' fees, non-deductible expenses and net operating losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, return of capital distributions received, capital gain distribution received, net operating losses and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.
The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2024 and 2023 was as follows:
	2024 Distributions			2023 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Quality Income ETF	$7,959,690	$ —	$7,959,690	$126,036	$ —	$126,036
Focused Growth ETF	—	230,769	230,769	1,785	—	1,785
Select ETF	1,633	—	1,633	65,857	—	65,857
Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.
As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:
	Quality Income ETF	Focused Growth ETF	Select ETF
Undistributed ordinary income	$12,611	$ —	$ —
Undistributed long-term capital gains	—	181,576	—
Total undistributed earnings	12,611	181,576	—
Capital loss carryforward:
Short-term:
No expiration date	(10,989,604)	—	(2,141,555)
Long-term:
No expiration date	(135,002)	—	—
Total capital loss carryforward*	(11,124,606)	—	(2,141,555)
Unrealized appreciation	8,341,547	49,318,911	2,251,134
Total accumulated earnings (losses)	$(2,770,448)	$49,500,487	$109,579

*
Under Section 382 of the Internal Revenue Service Code, a portion of the capital loss carryforward for Quality Income ETF is subject to certain limitations upon availability, to offset future capital gains, if any.

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Notes to Financial Statements (continued)
December 31, 2024
As of December 31, 2024, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:
	Quality Income ETF	Focused Growth ETF	Select ETF
Federal tax cost	$124,787,863	$254,417,916	$15,835,895
Gross tax appreciation	$11,914,406	$53,839,976	$2,857,304
Gross tax depreciation	(3,572,859)	(4,521,065)	(606,170)
Net tax appreciation	$8,341,547	$49,318,911	$2,251,134
f. Equity-Linked Notes. Quality Income ETF may invest in equity-linked notes (“ELNs”). ELNs are hybrid instruments which combine both debt and equity characteristics into a single note form. ELN values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs have a coupon which is accrued and recorded as interest income on the Fund's Statement of Operations. The risk of investing in ELNs depends on the principal protection offered. Some ELNs may guarantee total principal or partial principal while others may not provide any guarantee of principal. The maturity value may also be impacted to the extent of any limit on the return value as part of the note structure. ELNs are subject to counterparty credit risk in that issuers and/or counterparties may fail to make payments when due or default completely, which could result in a loss of all or part of the Fund’s investment. ELNs outstanding at the end of the period, if any, are listed in the Fund's Portfolio of Investments.
g. Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2024, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.
h. Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
3.Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds' pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
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Notes to Financial Statements (continued)
December 31, 2024
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Funds' investments as of December 31, 2024, at value:
Quality Income ETF
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$119,328,311	$ —	$ —	$119,328,311
Equity-Linked Notes	—	13,694,099	—	13,694,099
Short-Term Investments	—	107,000	—	107,000
Total Investments	$119,328,311	$13,801,099	$—	$133,129,410

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Focused Growth ETF
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$302,766,824	$ —	$ —	$302,766,824
Short-Term Investments	—	970,003	—	970,003
Total Investments	$302,766,824	$970,003	$—	$303,736,827

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Select ETF
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$17,844,747	$ —	$ —	$17,844,747
Short-Term Investments	—	242,282	—	242,282
Total Investments	$17,844,747	$242,282	$—	$18,087,029

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
4.Purchases and Sales of Securities. For the year ended December 31, 2024, purchases and sales of securities (excluding in-kind transactions and short-term investments and including paydowns) were as follows:
Fund	Purchases	Sales
Quality Income ETF	$68,163,421	$37,199,664
Focused Growth ETF	9,080,185	9,233,016
Select ETF	19,293,771	19,702,079
For the year ended December 31, 2024, in-kind transactions were as follows:
Fund	In-Kind Purchases	In-Kind Sales
Quality Income ETF	$89,917,350	$52,379,565
Focused Growth ETF	247,755,516	—
Select ETF	4,611,266	20,615,773
Quality Income ETF and Select ETF realized a gain of $9,016,850 and $5,074,197 respectively on in-kind sales during the year ended December 31, 2024. Gains and losses realized on in-kind sales are not recognized for tax purposes and are re-classified from realized gain (loss) to paid-in-capital.
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Notes to Financial Statements (continued)
December 31, 2024
5.Management Fees and Other Transactions with Affiliates.
a. Management Fees. Natixis Advisors, LLC (“Natixis Advisors”), serves as investment adviser to each Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:
Fund	Percentage of Average Daily Net Assets
Quality Income ETF	0.24%
Focused Growth ETF	0.50%
Select ETF	0.70%
Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Quality Income ETF	Gateway Investment Advisers, LLC (“Gateway Advisers”)
Focused Growth ETF	Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Select ETF	Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson")
Gateway Advisers and Vaughan Nelson are subsidiaries of Natixis Investment Managers, LLC. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC.
Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:
Fund	Subadviser	Percentage of Average Daily Net Assets
Quality Income ETF	Gateway Advisers	0.12%
Focused Growth ETF	Loomis Sayles	0.25%
Select ETF	Vaughan Nelson	0.47%
Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.
Natixis Advisors has given a binding undertaking to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until April 30, 2026 for Quality Income ETF and Focused Growth ETF and April 30, 2027 for Select ETF, may be terminated before then only with the consent of the Funds’ Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.
For the year ended December 31, 2024, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

Fund	Expense Limit as a Percentage of Average Daily Net Assets
Quality Income ETF	0.34%
Focused Growth ETF	0.59%
Select ETF	0.80%
Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) in later periods to the extent the annual operating expenses of a Fund fall below both (1) a Funds’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a Funds’ current applicable expense limitation ratio, provided, however, that a Fund is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
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Notes to Financial Statements (continued)
December 31, 2024
For the year ended December 31, 2024, the management fees and waiver of management fees for each Fund were as follows:
	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Quality Income ETF	$232,913	$192,017	$40,896	0.24%	0.04%
Focused Growth ETF	905,035	148,844	756,191	0.50%	0.42%
Select ETF	201,211	167,428	33,783	0.70%	0.12%

[1]	Management fee waivers are subject to possible recovery until December 31, 2025.
No expenses were recovered for any of the Funds during the year ended December 31, 2024 under the terms of the expense limitation agreements.
b. Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, the Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Trusts of $10 million, which is reevaluated on an annual basis.
For the year ended December 31, 2024, the administrative fees for each Fund were as follows:
Fund	Administrative Fees
Quality Income ETF	$42,773
Focused Growth ETF	79,399
Select ETF	12,784
c. Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $400,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $225,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the Chairperson of the Contract Review Committee and the Chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $25,000. The Chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.
Effective January 1, 2025, the Chairperson of the Board of Trustees will receive a retainer fee at the annual rate of $410,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $235,000. The Chairperson of the Contract Review Committee and the Chairperson of the Audit Committee each will receive an additional retainer fee at the annual rate of $30,000. All other Trustees fees will remain unchanged.
A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts
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Notes to Financial Statements (continued)
December 31, 2024
remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.
Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trusts.
d. Affiliated Ownership. As of December 31, 2024, the percentage of each Fund’s net assets owned by affiliates is as follows:
Percentage of Net Assets
Quality Income ETF
Natixis Investment Managers, LLC	28.08%
Focused Growth ETF
Natixis Investment Managers, LLC	2.56%
Loomis Sayles Growth Fund	54.79%
57.35%
Investment activities of affiliated shareholders could have material impacts on the Funds.
6.Transfer Agent, Custodian, Regulatory Filing Fees and Shareholder Reporting Expenses. State Street Bank, transfer agent, custodian and sub-administrator to the Funds, agreed to waive its fees and expenses for the first 12 months of operations for Quality Income ETF and Focused Growth ETF. For the year ended December 31, 2024, total fees waived were $63,578 and $25,013, respectively.
7.Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a syndicated, revolving, committed, unsecured line of credit with State Street Bank as administrative agent. The aggregate revolving commitment amount is $575,000,000. Any one Fund may borrow up to $402,500,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $575,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.
For the year ended December 31, 2024, none of the Funds had borrowings under this agreement.
8.Risk. The Funds have exposure to certain types of risk as summarized below.
a. Authorized Participant Concentration Risk.  Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Funds and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
b. Premium/Discount Risk. Shares of the Funds are listed for trading on the NYSE Arca and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Funds’ shares will fluctuate, in some cases materially, in response to changes in the Funds’ NAV, the intraday value of the Funds’ holdings, and the relative supply and demand for the Funds’ shares on the exchange. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
c. Trading Issues Risk. Trading in Fund shares on the NYSE Arca may be halted in certain circumstances. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met.
d. Non-Diversified Risk. Focused Growth ETF and Select ETF are non-diversified, which means that the Funds are not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.
e. Other. Geopolitical events (such as trading halts, sanctions or wars) could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These, and other related events, could significantly impact a Fund's performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to issuers in the country or countries involved.
| 20

Notes to Financial Statements (continued)
December 31, 2024
9.Capital Shares. Shares of the Funds may be acquired or redeemed directly from the Funds by Authorized Participants only in aggregations of 10,000 shares (“Creation Units”), or multiples thereof. Each Authorized Participant enters into an Authorized Participant agreement with the Funds’ Distributor.
A creation transaction order, which is subject to acceptance by ALPS, generally takes place when an Authorized Participant deposits into the Funds a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Funds in exchange for a specified number of Creation Units.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted) held by the Funds and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable directly with the Funds.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the Authorized Participant agreement. These prices may differ from the market price of the Fund’s shares.
The Funds may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Transaction fees are included in capital share transactions on the Statements of Changes in Net Assets.
Transactions in capital shares were as follows:

	Year Ended December 31, 2024		Period Ended December 31, 2023(a)
Quality Income ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,610,000	$138,975,755	810,000	$40,500,000
Redeemed	(970,000)	(52,219,106)	—	—
Increase from capital share transactions	1,640,000	$86,756,649	810,000	$40,500,000

(a)	From commencement of operations on December 12, 2023 through December 31, 2023.

	Year Ended December 31, 2024		Period Ended December 31, 2023(a)
Focused Growth ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,610,000	$248,742,522	210,000	$5,250,000
Increase from capital share transactions	7,610,000	$248,742,522	210,000	$5,250,000

(a)	From commencement of operations on June 28, 2023 through December 31, 2023.

	Year Ended December 31, 2024		Year Ended December 31, 2023
Select ETF	Shares	Amount	Shares	Amount
Issued from the sale of shares	140,000	$4,656,663	870,000	$24,109,176
Redeemed	(650,000)	(21,463,435)	(300,000)	(8,764,508)
Increase (decrease) from capital share transactions	(510,000)	$(16,806,772)	570,000	$15,344,668
21 |

Report of Independent Registered Public Accounting Firm
To the Boards of Trustees of Natixis ETF Trust and Natixis ETF Trust II and Shareholders of Natixis Gateway Quality Income ETF, Natixis Loomis Sayles Focused Growth ETF, and Natixis Vaughan Nelson Select ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Natixis Gateway Quality Income ETF (constituting Natixis ETF Trust), Loomis Sayles Focused Growth ETF and Natixis Vaughan Nelson Select ETF (constituting Natixis ETF Trust II) (hereafter collectively referred to as the "Funds") as of December 31, 2024, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2024, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Natixis Gateway Quality Income ETF	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from December 12, 2023 (commencement of operations) to December 31, 2023	For the year ended December 31, 2024 and the period from December 12, 2023 (commencement of operations) to December 31, 2023
Natixis Loomis Sayles Focused Growth ETF	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from June 28, 2023 (commencement of operations) to December 31, 2023	For the year ended December 31, 2024 and the period from June 28, 2023 (commencement of operations) to December 31, 2023
Natixis Vaughan Nelson Select ETF	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024	For each of the years ended December 31, 2024, 2023, 2022, and 2021 and the period from September 16, 2020 (commencement of operations) to December 31, 2020
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our
| 22

procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2025
We have served as the auditor of one or more investment companies in Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.
23 |

2024 U.S. Tax Distribution Information to Shareholders (Unaudited)
Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2024, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:
Fund	Qualifying Percentage
Quality Income ETF	10.79%
Select ETF	96.26%
Qualified Dividend Income. For the fiscal year ended December 31, 2024, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2024, complete information will be reported in conjunction with Form 1099-DIV.
Fund	Qualifying Percentage
Quality Income ETF	10.74%
Select ETF	100.00%
Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2024.
Fund	Amount
Focused Growth ETF	$230,769
| 24

Contact us
ALPS Distributors, Inc. is the distributor for the Natixis Gateway Quality Income ETF, Natixis Loomis Sayles Focused Growth ETF and Natixis Vaughan Nelson Select ETF. Natixis Distribution, LLC is a marketing agent. ALPS Distributors, Inc. is not affiliated with Natixis Distribution, LLC.
˃To learn more about Natixis ETFs:
Visit:im.natixis.com Call800-225-5478.
Before investing, consider the fund’s investment objectives, risks, charges, and expenses. Visit im.natixis.com or call 800-225-5478 for a prospectus or summary prospectus containing this and other information.
Contact us by mail:
If you wish to communicate with the funds’ Board of Trustees, you may do so by writing to:
Secretary of the Funds
Natixis Advisors, LLC
888 Boylston Street, Suite 800
Boston, MA 02199-8197
The correspondence must (a) be signed by the shareholder; (b) include the shareholder’s name and address; and (c) identify the fund(s), account number, share class, and number of shares held in that fund, as of a recent date.
Or by e-mail:
secretaryofthefunds@natixis.com (Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)
Please note:  Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public personal information in an e-mail communication because this information may be viewed by others.

Exp. 3/31/2026
USIMV58A-1224
This page is not part of the financial statements and other important information

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid to Directors and Officers are incorporated by reference as part of the Financial Statements and Other Important Information for Open-End Management Investment Companies filed as Item 7 herewith.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statements regarding basis for approval of investment advisory contracts are incorporated by reference as part of the Financial Statements and Other Important Information for Open-End Management Investment Companies filed as Item 7 herewith.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit is filed herewith.

(a)	(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrants securities are listed. Not Applicable.

(a)	(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is filed herewith.

(a)	(3)(1)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable

(a)	(3)(2)	Changes in the registrant’s independent public accountant. Not Applicable

(b)		Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is filed herewith.

(101)		Inline Interactive Data File-the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis ETF Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 24, 2025

By:	/s/ Matthew J. Block
Name:	Matthew J. Block
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 24, 2025